                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

--------------------------------------------------------------------------------



                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of Earliest Event Reported): April 25, 2001



                                 AMEDISYS, INC.
                                 --------------
               (Exact Name of Registrant as Specified in Charter)


                                    Delaware
                                    --------
                         (State or Other Jurisdiction of
                         Incorporation or Organization)

                 0-24260                            11-3131700
                --------                            ----------
          (Commission File Number)       (I.R.S. Employer Identification No.)


                   11100 Mead Road, Suite 300, Baton Rouge, LA
                   -------------------------------------------
                  70816 (Address of principal executive offices
                               including zip code)


                                 (225) 292-2031
                                 --------------
              (Registrant's telephone number, including area code)



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 ITEM 5.   OTHER EVENTS

                  On April 25, 2001, Amedisys, Inc., "the Company" issued a press release attached hereto as Exhibit 99.1 to announce that the Company will release quarter ended March 31, 2001 operating results on May 1, 2001 and will also host a conference call at 4:15 p.m. EDT on the same day.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

        (a)    Financial Statements of Business Acquired.

               Not applicable.

        (b)    Pro Forma Financial Information.

               Not applicable.

        (c)    Exhibit
                 No.

                                                                           Page
                                                                           -----

               99.1(i)  Press Release dated April 25, 2001 announcing
                        that the Company will release quarter ended
                        March 31, 2001 operating results on May 1, 2001
                        and will also host a conference call at 4:15 p.m.
                        EDT on the same day................................. A-1

                        (i)  Filed herewith.





                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMEDISYS, INC.

By:  /s/ John M. Joffrion
   -----------------------------------------------------
John M. Joffrion
Senior Vice President of Finance
Principal Accounting and Financial Officer

DATE: April 25, 2001



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                               INDEX TO EXHIBITS


EXHIBIT
NUMBER         DESCRIPTION                                                         PAGE
-------        -----------                                                         ----
99.1(i)        Press Release dated April 25, 2001 announcing that
               the Company will release quarter ended March 31,
               2001 operating results on May 1, 2001 and will
               also host a conference call at 4:15 p.m. EDT on
               the same day ....................................................... A-1

----------
(i)   Filed herewith.